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MICHIGAN                                                       Exhibit 3.9
DEPARTMENT OF
COMMERCE -
CORPORATION AND
SECURITIES BUREAU
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Date Received                                           (FOR BUREAU USE
                                                        ONLY)
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Name

Paul Lieberman,
P.C.
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Address

1471 S. Woodward,
Ste. 250
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City                                                    EFFECTIVE DATE:
                    State

                    Zip Code
Bloomfield Hills,
              MI
                48302
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 Document will be returned to the name and address you enter above.


                  ARTICLES OF ORGANIZATION B__________________
                 FOR USE BY DOMESTIC LIMITED LIABILITY COMPANIES
             (Please read information and instructions on last page)

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I
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The name of the limited liability company is:     Experience Management LLC
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ARTICLE II
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The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

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ARTICLE III
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The duration of the limited liability company if other than perpetual is:
Perpetual
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ARTICLE IV

1.      The street address of the location of the registered office is:
         33662 James J. Pompo Dr.,        Fraser             Michigan    48026
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        (Street Address)                  (City)                      (ZIP Code)
2.      The mailing address of the registered office if different than above:
         P.O. Box 278                     Fraser        ,    Michigan  48026
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        (Street Address or P.O. Box)      (City)                      (ZIP Code)

3.      The name of the resident agent at the registered office is:
        Robert Silverman
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ARTICLE V (Insert any desired additional provision authorized by the Act; attach additional pages if needed.)
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Signed this       21st        day of November                        , 1997
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By   /s/ James E. Butler                                /s/ James E. Butler
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Venture Holdings Trust                                  Venture Service Company
By: James E. Butler                                     By: James E. Butler
Its: Vice President                                     Its: Vice President